SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential for use by Commission only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant to ss. 240.14a-12

                            Valpey-Fisher Corporation
                            -------------------------
                 Name of Registrant as Specified in its Charter

         Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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         5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         4) Date Filed:
                       -------------------------------------------------

                            VALPEY-FISHER CORPORATION
                            (A Maryland corporation)


           NOTICE OF SPECIAL IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS


TIME                           10:00 A.M. on  June 5, 2008


PLACE                          VALPEY-FISHER CORPORATION
                               75 South Street
                               Hopkinton, Massachusetts 01748


ITEMS OF BUSINESS              (1)   Election of seven (7) directors; and
                               (2)   Consideration  of such other  business
                                     as may  properly come before the meeting.

RECORD DATE                    You are entitled to vote if you were a
                               stockholder at the close of business on April 14, 2008.


VOTING BY PROXY                Please fill in, sign and mail the enclosed proxy
                               as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 1 of the proxy statement and the instructions on the proxy card.

                                     By Order of the Board of Directors


                                     John J. McArdle III
                                     Secretary



                 This notice of meeting and proxy statement and
            accompanying proxy card are being distributed on or about
                                 April 28, 2008

                            VALPEY-FISHER CORPORATION
                                 75 South Street
                         Hopkinton, Massachusetts 01748

                            ------------------------

                                 PROXY STATEMENT

                           --------------------------

                Special in Lieu of Annual Meeting of Stockholders

                                  June 5, 2008

         This proxy statement contains information related to the Special in Lieu of Annual Meeting of Stockholders of Valpey-Fisher Corporation (the "Company"), to be held on June 5, 2008, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At the Company's Special In Lieu of Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of seven directors. In addition, the Company's management will report on the performance of the Company during 2007 and respond to questions from stockholders.

What information is contained in these materials?

         The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company's most highly paid officers, and certain other required information. The Company's 2007 Annual Report which contains the Company's 2007 Consolidated Financial Statements accompanies this proxy statement.

Who is entitled to vote at the meeting?

         Only stockholders of record at the close of business on the record date, April 14, 2008, are entitled to receive notice of the Special In Lieu of Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Common Stock of the Company?

         Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

Who can attend the meeting?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of April 14, 2008, 4,280,383 shares of Common Stock of the Company were outstanding.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 4-5).

         Other than the election of directors as described in this proxy statement, the Company does not expect any matters to be presented for a vote at this Special In Lieu of Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

What vote is required to approve each item?

         The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on that matter and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth in the table below is information concerning the ownership as of April 14, 2008 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address                                       Amount
of Beneficial Owner                              Beneficially Owned           Percentage of Class
-------------------                              ------------------           -------------------
Michael J. Ferrantino                                327,200 (1)                     7.3%
75 South Street
Hopkinton, MA  01748

John J. McArdle III                                  343,243 (2)(3)                  8.0%
P.O. Box 4100
Portsmouth, NH  03802

Mary R. and Emile Vaccari                            311,100                         7.3%
508 40th Street
Union City, NJ  07087

Robert W. Valpey                                     290,254 (2)(4)                  6.8%
Route 25
P.O. Box 249 Center Harbor, NH 03226

Ted Valpey, Jr.                                    1,041,552 (5)                    24.3%
P.O. Box 4100
Portsmouth, NH  03802


Other Directors, Nominees and Executive Officers
Richard W. Anderson                                  133,800 (6)                     3.1%
Eli Fleisher                                         154,200 (7)                     3.6%
Lawrence Holsborg                                    161,600 (8)                     3.8%
Mario Alosco                                           4,200 (8)                 less than 1.0%
Michael J. Kroll                                      82,654 (9)                     1.9%
Michael J. Ferrantino, Jr.                            40,200 (10)                less than 1.0%
Walt Oliwa                                            15,000 (11)                less than 1.0%
Directors and Executive Officers as a Group
(consisting of 10 individuals)                     2,303,649 (1-12)                 50.2%

------------------------------
  (1) Includes 100,000 shares issued under a restricted stock agreement. The restrictions on the shares expired at the rate of 20% per year commencing on October 23, 2003. Includes 200,000 shares issuable upon exercise of currently exercisable stock options.
  (2) Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of four trustees.
  (3) Includes 53,625 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership. Includes 4,200 shares issuable upon exercise of currently exercisable stock options.
  (4)    Includes 1,500 shares jointly owned by Mr. Robert Valpey's wife.
  (5) All such shares are held in the Theodore S. Valpey Revocable Trust. Of such shares, 520,000 shares are pledged to a bank to secure indebtedness of Mr. Valpey to such bank and 75,000 shares are held in a margin account.
  (6) Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as President and Chief Investment Officer of Massachusetts Capital Resource Company, Mr. Anderson has shared power to vote the shares of the Company owned by Massachusetts Capital Resource Company. Includes 6,300 shares issuable upon exercise of currently exercisable stock options.
  (7) Includes 2,250 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership. Includes 4,200 shares issuable upon exercise of currently exercisable stock options.
  (8) Includes 4,200 shares issuable upon exercise of currently exercisable stock options.
  (9) Includes 20,050 shares jointly owned by Mr. Kroll's wife and 47,000 shares issuable upon exercise of currently exercisable stock options.
  (10) Includes 26,000 shares issuable upon exercise of currently exercisable stock options.
  (11) Includes 15,000 shares issuable upon exercise of currently exercisable stock options.
  (12) Includes an aggregate of 311,100 shares issuable upon exercise of currently exercisable stock options as described in footnotes 1, 3 and 6 through 11 and an aggregate of 595,000 shares pledged as described in footnote 5.


                            1. ELECTION OF DIRECTORS
                               ---------------------

Nominees

         Seven directors are to be elected at the Special In Lieu of Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified. Each of the nominees set forth below was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected.

         The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the
Company:

                                                                           Year First
                            Principal Occupation                            Elected
Name of Nominee             for Past Five Years                             Director       Age
---------------             -------------------                             --------       ---
Mario Alosco                From September 2005, Partner, Mainstay            2004         54
                                 Partners (executive search
                                 consultants).
                                 From prior to 2003 to August 2005,
                                 President/Founder of Mosaic
                                 Management Solutions
                                 (executive search consultants).

Richard W. Anderson         President and Chief Investment Officer of         2000         60
                                 Massachusetts Capital Resource Company
                                 (a private investment company) from
                                 January 2008.  Senior Vice President
                                 of Massachusetts Capital Resource
                                 Company from prior to 2003 through
                                 2007.

Eli Fleisher                Investor since prior to 2003.                     1977         80


Michael J. Ferrantino       President and Chief Executive Officer of          2002         65
                                 the Company since prior to 2003.

Lawrence Holsborg           Investor since prior to 2003.                     1986         74

John J. McArdle III         Private Investor since prior to 2003;             1992         58
                                 Secretary of the Company
                                 since prior to 2003.

Ted Valpey, Jr.             Investor; Chairman of the Company since           1980         75
                                 prior to 2003.


Other Directorships

         Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

         Name                        Director of
         ----                        -----------
         Richard W. Anderson         Providence and Worcester Railroad Company

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that, during 2007, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and certain stockholders.

                              CORPORATE GOVERNANCE

Independence of Directors

         The Board currently consists, and after the upcoming annual meeting assuming all of the nominees are elected will consist, of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent, as defined in the applicable American Stock Exchange ("AMEX") Listing Standards. The four independent directors are Mario Alosco, Richard W. Anderson, Eli Fleisher, and Lawrence Holsborg.

Board Structure and Committee Composition

         The Board maintains four standing committees: the Audit, Compensation, Executive and Nominating Committees. The Audit, Nominating and Compensation Committees are composed entirely of independent directors as defined in the AMEX Listing Standards. Members of the Audit Committee each meet the enhanced independence standards for audit committee members. The charters for each of the Audit, Compensation and Nominating Committees are available on Valpey-Fisher's website, www.valpeyfisher.com (under the "Corporate Governance" caption).

         During fiscal 2007, the Board held nine meetings. Each incumbent director attended at least 75% of all Board meetings and meetings of committees of which such director was a member. Directors are expected to attend the Company's annual meeting of stockholders. All incumbent directors attended the last annual meeting of stockholders in May 2007.

Audit Committee

         The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, terminating the Company's independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company's financial statements, (2) the Company's independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. In addition, the Committee renders its report for inclusion in the Company's annual proxy statement.

         The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held three meetings in fiscal year 2007. The current members of the Audit Committee are Richard W. Anderson, Lawrence Holsborg and Eli Fleisher. The Board has determined that Richard W. Anderson, an independent director, is an audit committee financial expert.

         The report of the Audit Committee is included in this proxy statement on pages 10-11.

Executive Committee

         The Executive Committee has all authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors. The Executive Committee consists of Richard W. Anderson, Michael J. Ferrantino, John
J. McArdle III and Ted Valpey, Jr. During fiscal 2007 the Executive Committee did not meet.

Nominating Committee

         The Nominating Committee reviews and makes recommendations to the Board regarding potential candidates for nomination as director. It assists the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, and advising the Board and the committees of the Board regarding their membership.

         The Nominating Committee held one meeting in fiscal year 2007. The current members of the Nominating Committee are Mario Alosco, Richard W. Anderson and Lawrence Holsborg.

Compensation Committee

         The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company's Chief Executive Officer and other executives. In addition, the Committee reviews and recommends to the Board of Directors the Company's Key Employee Incentive Plan and reviews and recommends to the Board of Directors option grants pursuant to the Company's Stock Option Plans.

         The Compensation Committee held one meeting in fiscal year 2007. The current members of the Compensation Committee are Mario Alosco, Eli Fleisher and Lawrence Holsborg.

         The Chair of the Committee reports to the Board significant matters dealt with by the Committee. The minutes of meetings of the Compensation Committee are provided to all Directors.

         Historically, in undertaking its responsibilities, the Committee, at least annually, receives from the Chief Executive Officer recommendations for salary, as well as non-equity incentive awards under the plan in effect for the year, and stock option awards for named executive officers and other key employees. After considering and discussing the recommendations with the Chief Executive Officer, the Committee meets in executive session to consider each element of compensation. The Committee also reviews each element of the Chief Executive Officer's compensation including salary based on various factors including the recommendation of the Chairman, and the Chief Executive Officer's performance, achievement of personal objectives and operating targets. The Committee then recommends to the Board for its final approval, including the approval of at least a majority of the independent directors, each element of compensation for the Chief Executive Officer and other named executive officers. However, in 2007, the Board, including a majority of the independent directors, determined that all employees of the Company, including all the named executive officers, would receive a raise in salary of 3%.

Compensation Committee Interlocks and Insider Participation

         Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Company, prior to 1989.

Policy With Respect to Related Person Transactions

         It is our policy, set forth in writing, not to permit any transaction in which the Company is a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect interest, other than

               1.   transactions available to all employees;

               2. transactions involving compensation or business expense reimbursement approved by the Compensation Committee or by disinterested members of the Board of Directors; or

               3. transactions involving less than $5,000 when aggregated with all similar transactions.

         Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors. A copy of our Statement of Policy with Respect to Related Person Transactions is available at our website, www.valpeyfisher.com (under the "Corporate Governance" caption).

Nomination of Directors

         The Nominating Committee of the Company considers candidates for director proposed by directors, the Chief Executive Officer and stockholders. Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for directors' nomination, including candidates submitted by stockholders.

         The Company's general criteria for the nomination of director candidates include the following:

               --   the candidates' personal and professional ethics, integrity and values,
               --   mature judgment,
               --   management, accounting, finance, industry and technical
                    knowledge,
               --   demonstrated skills in his/her area of present or past
                    professional or business responsibility,
               --   an ability to work effectively with others,
               --   sufficient time to devote to the affairs of the Company,
               --   freedom from conflicts of interest.

Stockholder Nominees

         The Nominating Committee will consider director candidates recommended by stockholders. Any candidate proposed by stockholders for consideration by the Nominating Committee should include the candidate's name and qualifications for Board membership and should be addressed to:

               Chair
               Nominating Committee
               c/o Secretary
               Valpey-Fisher Corporation
               75 South Street
               Hopkinton MA 01748

Communications with the Board

         You can contact the Board or any director by writing to the Board or any director addressed to the Board or such director:

               c/o Secretary
               Valpey-Fisher Corporation
               75 South Street
               Hopkinton MA 01748

         The Secretary will promptly forward any communication unaltered to the Board or the director.

Director Compensation

         The total 2007 compensation of non-employee Directors is shown in the following table.


                          Fees Earned or Paid in
       Name                    Cash ($) (1)           Option Awards ($) (3)(4)        Total ($)
       ----                    ------------           ------------------------        ---------
Mario Alosco                    $     9,100                 $     2,226             $     11,326

Richard W. Anderson             $     9,750                 $     3,339             $     13,089

Eli Fleisher                    $     9,800                 $     2,226             $     12,026

Lawrence Holsborg               $    10,150                 $     2,226             $     12,376

John J. McArdle III (2)         $    12,300                 $     2,226             $     14,526

-------------------------
(1) Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.
(2)      Mr. McArdle receives $5,000 for acting as Secretary of the Company.
(3) Amounts reflect the share-based compensation expense recognized by the Company in the year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 9 to the Notes to Consolidated Financial Statements contained in the Company's Form 10-K for the year ended December 31, 2007.
(4) At December 31, 2007, each of Messrs. Alosco, Fleisher, Holsborg and McArdle held outstanding options to purchase 6,000 shares of Common Stock of the Company and Mr. Anderson held options to purchase 9,000 shares of Common Stock of the Company.

Audit Committee Report

         The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2007 and discussed such statements with management and the Company's 2007 independent auditors, Grant Thornton LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

         The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

         Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission.

Date:    April 14, 2008
                                             The Audit Committee:
                                             Richard W. Anderson, Chairman
                                             Lawrence Holsborg
                                             Eli Fleisher


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following table shows the fees paid or accrued by the Company for the audit and other services provided by Grant Thornton LLP for fiscal 2007 and 2006.

                                               2007               2006
                                               ----               ----
                Audit Fees (1)             $217,000           $139,000
                Audit Related Fees                0                  0
                Tax Fees (2)                 $6,000             $5,500
                All Other Fees                    0                  0

--------------------
  (1) Audit Fees represent fees for professional services provided in connection with the audit of the Company's financial statements and for the review of the Company's financial statements included in the Company's 2007 and 2006 Quarterly Reports on Form 10-Q.
  (2) Tax fees billed to the Company by Grant Thornton LLP in each of 2007 and 2006 were for professional services reviewing tax returns and providing tax advice.

         The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so. The Chairman must report such pre-approvals to the entire Audit Committee at the next committee meeting. In 2007, all audit related fees and tax fees were approved by the Audit Committee.

                        EXECUTIVE OFFICERS OF THE COMPANY

The names, ages and offices of the executive officers of the Company are as follows:

Name                          Age       Office
----                          ---       ------
Ted Valpey, Jr.                75     Chairman
Michael J. Ferrantino          65     President and Chief Executive Officer
Michael J. Kroll               59     Vice President, Treasurer and Chief
                                       Financial Officer
Michael J. Ferrantino, Jr.     36     Vice President, Control Components Group
Walt Oliwa                     58     Vice President of Research and Development

         The term of office for each of our officers is until the first meeting of the Board of Directors following the annual meeting of stockholders and until a successor is chosen and qualified.

         Mr. Valpey has been Chairman of the Company since 1982 and was President and Chief Executive Officer of the Company from April 28, 1997 until September 29, 2002.

         Mr. Ferrantino was named President and Chief Executive Officer of the Company on September 30, 2002 and was elected to the Board of Directors of the Company on October 23, 2002. Mr. Ferrantino is the father of Michael J. Ferrantino, Jr.

         Mr. Kroll has been Vice President and Treasurer of the Company since 1982 and was named Chief Financial Officer in May 2002.

         Mr. Ferrantino, Jr. was named Vice President, Control Components Group of the Company on January 1, 2004. From January 13, 2003 to January 1, 2004, he was Vice President of Sales and Marketing of the Company. Mr. Ferrantino, Jr. is the son of Michael J. Ferrantino.

         Mr. Oliwa was named Vice President of Research and Development on May 16, 2005. From August 2003 to December 2004, he was Senior Product Development Manager of Micro Networks division of Integrated Circuit Systems, Inc. From prior to 2003 to August 2003, he was Vice President of Engineering of Micro Networks Corporation.

                             EXECUTIVE COMPENSATION

Summary of Executive Compensation

         The Summary Compensation Table below sets forth compensation information for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers during 2007 and 2006.


                                           Summary Compensation Table
                                                                                 Non-Equity
                                                       Stock        Option     Incentive Plan     All Other
                                           Salary      Awards       Awards      Compensation     Compensation       Total
Name and Principal Position          Year    ($)       ($) (1)      ($) (2)        ($) (3)            ($)            ($)
---------------------------          ----    ---       -------      -------        -------            ---            ---
Michael J. Ferrantino,
President and Chief                  2007  $250,923    $ 41,500     $ 53,700      $ 161,941      $   43,839 (4)   $ 551,903
Executive Officer                    2006  $250,000    $ 58,500     $ 71,600      $ 125,000      $   54,281 (4)   $ 559,381

Michael J. Kroll, Vice
President, Treasurer and             2007  $135,499    $      0     $ 15,230      $  50,235      $    8,819 (5)   $ 209,783
Chief Financial Officer              2006  $135,000    $      0     $ 15,230      $  40,188      $    6,961 (5)   $ 197,379

Michael J. Ferrantino, Jr.,
Vice President, Control              2007  $135,499    $      0     $ 17,640      $  79,887      $    9,745 (6)   $ 242,771
Components Group                     2006  $135,000    $      0     $ 17,640      $  64,710      $    7,381 (6)   $ 224,731

Walt Oliwa,
Vice President of Research           2007  $125,462    $      0     $   9,550     $  50,625      $    8,110 (7)   $ 193,747
and Development                      2006  $125,000    $      0     $   9,550     $  36,500      $    4,840 (7)   $ 175,890

Ted Valpey, Jr.,                     2007  $ 80,000    $      0     $       0     $       0      $   64,065 (8)   $ 144,065
Chairman                             2006  $  80,000   $      0     $       0     $       0      $   63,253 (8)   $ 143,253

-------------------
(1) Amounts reflect the compensation cost of restricted stock issued in 2002 based on the market price on the grant date and expensed by the Company in the years ended December 31, 2007 and 2006.
(2) Amounts reflect the share-based compensation expense recognized by the Company in the years ended December 31, 2007 and 2006, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 9 to the Notes to Consolidated Financial Statements contained in the Company's Form 10-K for the year ended December 31, 2007.
(3) Amounts for 2007 and 2006 represent payments made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Key Employee Bonus Plan for 2007 and in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Key Employee Bonus Plan for 2006, respectively.
(4) For 2007, includes a matching contribution of $6,750 and a profit sharing contribution of $4,495 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan and $32,594 in life insurance premiums.
         For 2006, includes a matching contribution of $6,600 and a profit sharing contribution of $2,200 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan and $45,481 in life insurance premiums.
(5) For 2007, includes a matching contribution of $5,294 and a profit sharing contribution of $3,525 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan.
         For 2006, includes a matching contribution of $5,221 and a profit sharing contribution of $1,740 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan.
(6) For 2007, includes a matching contribution of $5,742 and a profit sharing contribution of $4,003 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan.
         For 2006, includes a matching contribution of $5,490 and a profit sharing contribution of $1,891 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan.
(7) For 2007, includes a matching contribution of $4,859 and a profit sharing contribution of $3,251 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan.
         For 2006, includes a matching contribution of $4,211 and a profit sharing contribution of $629 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan.
(8) For 2007, includes a matching contribution of $2,440 and a profit sharing contribution of $1,625 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan and $60,000 for office, secretarial and other business expenses.
         For 2006, includes a matching contribution of $2,440 and a profit sharing contribution of $813 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan and $60,000 for office, secretarial and other business expenses.

         Annual Cash Incentives. Awards pursuant to the 2007 Key Employee Bonus Plan are reported in the Summary Compensation Table above.

         Based upon the recommendations of the Compensation Committee, the Board approved our 2007 Key Employee Bonus Plan (the "2007 Plan"). The 2007 bonus pool as outlined below was based on achieving certain 2007 pre-tax operating result amounts before incentive bonus, other income/expense, extraordinary income/expense, and the effects of SFAS 123R ("adjusted operating profit"). The bonus pool amount also includes any profit sharing contribution for 2007 as determined by the Board.

                 Adjusted Operating Profit           Cumulative Bonus Amount
               -----------------------------      -----------------------------
                           $250,000                        $37,500
                           $750,000                       $137,500
                         $1,250,000                       $262,500
                         $1,750,000                       $412,500
                         $2,250,000                       $587,500

         For operating performance in excess of $2,250,000 of the adjusted operating profit amount, the Board of Directors determines the bonus pool. The Board of Directors determined the 2007 bonus pool to be $500,000, based upon a 2007 adjusted operating profit amount of $2,031,000. The bonus pool amount included a $60,000 profit sharing contribution for 2007.

         The 2007 Plan provides the Compensation Committee will recommend the bonus payout amount for the Chief Executive Officer to the Board of Directors for its approval and the Chief Executive Officer will recommend to the Committee, who in turn will consider and recommend to the full Board, the payout amount for the remaining participants, including the other NEO's. The 2007 Plan provides that the bonus award will range from 0% to 100% of a participant's salary. The Compensation Committee reviewed and approved and recommended to the Board for its approval the Chief Executive Officer's recommendation to award Mr. Kroll a bonus of $50,235, 37% of his 2007 base salary, Mr. Ferrantino, Jr. $79,887, 59% of his base salary and Mr. Oliwa $50,625, 40% of his base salary. In addition, the Compensation Committee recommended to the Board of Directors a 2007 bonus of $161,941 for Mr. Ferrantino, 65% of his 2007 base salary. The final determination of the Board to approve such incentive awards included the approval of all the independent directors.

         Equity Incentives. There were no option grants in either 2007 or 2006 to the named executive officers.

                  Outstanding Equity Awards at Fiscal Year-End

                                       Option Awards
                                       -------------

                           Number of        Number of
                          Securities       Securities
                          Underlying       Underlying
                          Unexercised      Unexercised      Option
                            Options          Options       Exercise     Option
                              (#)              (#)           Price    Expiration
           Name           Exercisable     Unexercisable       ($)        Date
           ----           -----------     -------------       ---        ----

Michael J. Ferrantino          200,000              -      $ 3.25      9/29/12

Michael J. Kroll                15,000              -      $11.04     10/18/10

                                20,000          5,000      $ 2.62      6/26/13

                                 8,000         12,000      $ 2.96       5/4/15

Michael J. Ferrantino, Jr.       4,000              -      $ 2.70      1/12/13

                                 4,000          2,000      $ 2.62      6/26/13

                                 6,000          4,000      $ 3.10      7/28/14

                                 8,000         12,000      $ 2.96       5/4/15

Walt Oliwa                      10,000         15,000      $ 3.11      5/15/15

Ted Valpey, Jr.                      -              -           -            -


                        Option Exercises and Stock Vested

         The following table shows restricted stock that vested by named executive officers in 2007 and the value realized upon exercise. No stock options were exercised in 2007.


              Name                Number of Shares Acquired    Value Realized on
              ----                       on Vesting                Vesting
                                             (#)                      ($)
                                             ---                      ---

       Michael J. Ferrantino               20,000                 $105,000
       Michael J. Kroll                       -                        -
       Michael J. Ferrantino, Jr.             -                        -
       Walt Oliwa                             -                        -
       Ted Valpey, Jr.                        -                        -

------------------
     (1) The "value realized on vesting" represents the number of vesting shares multiplied by the closing stock price on the vesting date.

            Potential Payments Upon Termination or Change in Control

         The Company has an agreement with Mr. Ferrantino which provides that in the event of the sale of the Company prior to September 30, 2008, the Company will pay him a one-time severance equal to two years' base salary, an aggregate of $515,000, if he is not employed as President and Chief Executive Officer of the new entity.

         The Company has an agreement with Mr. Kroll which provides that in the event of the sale of the Company prior to September 30, 2008, the Company will pay him a one-time severance equal to two years' base salary, an aggregate of $278,100, if he is not employed by the new control entity as Chief Financial Officer.

       The Company has a retention agreement with each of Messrs. Ferrantino, Jr. and Oliwa providing for a one-time retention payment equal to one year's base salary, $135,000 and $125,000 respectively, upon a change of control of the Company prior to September 30, 2008, provided such employee continues employment with the Company through such change in control.

                                2. OTHER MATTERS
                                   -------------

Audit and Related Matters

         The Audit Committee of the Board of Directors has selected Stowe & Degon ("S&D"), independent certified public accountants, as auditors of the Company for 2008.

         The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2007 were examined by Grant Thornton LLP ("GT"). Representatives of GT are not expected to attend the meeting.

         On April 16, 2008, the Company dismissed GT as the Company's independent registered public accounting firm. The decision was recommended and unanimously approved by the Audit Committee of the Board of Directors of the Company.

         The reports of GT on the financial statements of the Company as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

         GT's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating that "As discussed in Notes 2 and 9 to the consolidated financial statements, the Company changed its method of accounting for Share-Based Payments under SFAS No. 123(R) as of January 1, 2006."

         During the Company's two most recent fiscal years ended December 31, 2007 and 2006 and through April 16, 2008, the Company did not have any disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

         During the two most recent fiscal years and through April 16, 2008 the Company has not consulted with S&D regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and S&D did not provide a written report or oral advice to the Company which S&D concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304 (a)(1)(v)(A) through (D) of Regulation S-K.

         Each of GT and S&D has informed the Company that it does not believe that the statements made in this Proxy Statement by the Company with respect to the change in accountants are incorrect or incomplete.

Additional Information

         The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses for doing so will be reimbursed by the Company.

Stockholders' Proposals

         From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2009 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2009 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than December 26, 2008. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2009 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than March 11, 2009.

                                             By Order of the Board of Directors


                                             John J. McArdle III
                                             Secretary
April 25, 2008


                  Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company's Annual Report on Form 10-K for 2007, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, Valpey-Fisher Corporation, 75 South Street, Hopkinton, Massachusetts 01748. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company's reasonable expenses of furnishing such exhibits may be charged.

                  All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

Proxy - Valpey-Fisher Corporation


Proxy Solicited by the Board of Directors for Special In Lieu of
Annual Meeting on June 5, 2008


The undersigned hereby constitutes and appoints MICHAEL J. FERRANTINO and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of Valpey-Fisher Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Special In Lieu of Annual Meeting of its stockholders to be held on June 5, 2008, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposal set forth on the reverse side and described in the Proxy Statement dated April 25, 2008.

The undersigned acknowledges receipt of the Notice of Special In Lieu of Annual Meeting and Proxy Statement, each dated April 25, 2008.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED APRIL 25, 2008.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Special In Lieu of Annual Meeting Proxy Card


A  Election of Directors

The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:                  For Withhold                          For Withhold

   01 - Mario Alosco          [ ]   [ ]     05 - Lawrence Holsborg   [ ]   [ ]


   02 - Richard W. Anderson   [ ]   [ ]     06 - John J. McArdle III [ ]   [ ]


   03 - Michael J. Ferrantino [ ]   [ ]     07 - Ted Valpey, Jr.     [ ]   [ ]


   04 - Eli Fleisher          [ ]   [ ]





B  Non-Voting Items
Change of Address -                      Comments -
Please print new address below.          Please print your comments below.
-------------------------------------    ---------------------------------------



-------------------------------------    ---------------------------------------



C Authorized Signatures - This section must be completed for your instructions to be executed. - Date and Sign Below

In signing this Proxy, please sign your name or names in the boxes below in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT MUST SIGN.

Date (mm/dd/yyyy)-       Signature 1 - Please keep     Signature 2 - Please keep
Please print date below  signature within the box      signature within the box
-----------------------  --------------------------    -------------------------



-----------------------  --------------------------    -------------------------